February 2, 2004


                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF VALUE FUND
                  (SERIES OF ATALANTA/SOSNOFF INVESTMENT TRUST)

                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2003

THE FOLLOWING REPLACES THE TABLE OF SHAREHOLDER TRANSACTION EXPENSES AND THE EXAMPLE IN THE SECTION "EXPENSE INFORMATION" ON PAGE 6 OF THE PROSPECTUS:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                 ATALANTA/
                                                  ATALANTA/       SOSNOFF
                                                SOSNOFF FUND    VALUE FUND
                                                ------------    ----------
   Management Fees(a)                               0.75%          0.75%
   Service (12b-1) Fees(b)                          0.10%          0.01%
   Other Expenses                                   0.87%          4.35%
                                                   ------         ------
   Total Annual Fund Operating Expenses             1.72%          5.11%
   Fee Waivers and Expense Reimbursements(c)        0.52%          3.91%
                                                   ------         ------
   Net Expenses                                     1.20%          1.20%
                                                   ======         ======

(a) The base management fee of 0.75% may be increased or decreased by 0.25% (the "Performance Fee Adjustment") if a Fund outperforms or underperforms its benchmark by at least 2.00%. See "Operation of the Funds" for additional information about the full calculation.

(b) The Funds have adopted a Service Plan under which each Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such fees under the Plan is 0.25%; however, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund incurred fees of 0.10% and 0.01%, respectively, during the most recent fiscal year.

(c) The Adviser has contractually agreed to limit each Fund's Total Annual Fund Operating Expenses to 1.20% (prior to the Performance Fee Adjustment) until October 1, 2005, and to 1.50% (prior to the Performance Fee Adjustment) from October 1, 2005 until October 1, 2008.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same as those shown in the table of Annual Fund Operating Expenses above(d). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               ATALANTA/       ATALANTA/SOSNOFF
                                             SOSNOFF FUND         VALUE FUND
--------------------------------------------------------------------------------
   1 Year   ...............................      $ 122               $ 122
   3 Years ................................      $ 426               $ 426
   5 Years ................................      $ 781               $ 914
   10 Years................................     $1,895              $3,922


     (d) This Example reflects the fee waivers and expense reimbursements through October 1, 2008 as described in footnote (c) to the table of Annual Fund Operating Expenses above.